PRELIMINARY DRAFT
                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) April 27, 2005


                            CNA FINANCIAL CORPORATION
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             (Exact name of registrant as specified in its charter)


         Delaware                         1-5823                36-6169860
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  (State or other jurisdiction         (Commission           (IRS Employer
        of incorporation)              File Number)         Identification No.)


         CNA Center, Chicago, Illinois                            60685
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       Address of principal executive offices)                  (Zip Code)

        Registrant's telephone number, including area code (312) 822-5000


                                 Not Applicable
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))




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ITEM 1.01   ENTRY INTO A DEFINITIVE MATERIAL AGREEMENT.

On April 27, 2005, the shareholders of the Registrant voted to approve the CNA Financial Corporation 2000 Incentive Compensation Plan (the "Plan") as amended and restated, effective as of February 9, 2005. As originally adopted the Plan provided for the issuance of up to 2,000,000 shares of Common Stock (as defined in the Plan) pursuant to awards made thereunder. As amended and restated pursuant to the shareholders' approval, the Plan authorizes the issuance of up to 4,000,000 such shares. The Plan as amended and restated was filed with the Securities and Exchange Commission as Exhibit A to March 31, 2005 DEF 14A and is incorporated herein by reference.





                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            CNA FINANCIAL CORPORATION
                                  (Registrant)



 /s/ D. Craig Mense

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(Signature) By: D. Craig Mense
Its:  Executive Vice President and
Chief Financial Officer



Dated: April 29, 2005